EXHIBIT 99.4

                                  $300,000,000
                                  (Approximate)
                  MASTR Adjustable Rate Mortgages Trust 2003-2
                                    (Issuer)
                Mortgage Asset Securitization Transactions, Inc.
                                   (Depositor)
                     UBS Warburg Real Estate Securities Inc.
                                  (Transferor)
                        Wells Fargo Bank Minnesota, N.A.
                                (Master Servicer)
                Mortgage Pass-Through Certificates, Series 2003-2

OFFERED CERTIFICATES

                         Initial                                                    Initial      Expected
                       Certificate          Initial                                   W. A.       W. A.       Expected
                     Principal Balance    Pass-Through                              Months to     Reset        Initial
     Class                  (1)               Rate            Principal Types         Reset       Margin      Rating (2)
-------------------------------------------------------------------------------------------------------------------------
 Class 1-A-1         $          [ ]         [ ]% (3)       Senior, Pass-Through        35          1.750         AAA
 Class 1-A-IO        $       [ ] (4)        [ ]% (5)        Senior, Notional IO        35           N/A          AAA
 Class 2-A-1         $          [ ]         [ ]% (6)       Senior, Pass-Through        33          1.750         AAA
 Class 2-A-IO        $          [ ]         [ ]% (7)        Senior, Notional IO        33           N/A          AAA
 Class 3-A-1         $          [ ]         [ ]% (8)        Senior Pass-Through        59          1.625         AAA
 Class 3-A-IO        $       [ ] (4)        [ ]% (9)        Senior, Notional IO        59           N/A          AAA
 Class 4-A-1         $          [ ]        [ ]% (10)       Senior, Pass- Through       60          1.625         AAA
 Class 4-A-IO        $       [ ] (4)       [ ]% (11)        Senior, Notional IO        60           N/A          AAA
 Class 5-A-1         $          [ ]        [ ]% (12)       Senior, Pass- Through       60          1.625         AAA
 Class 5-A-IO        $       [ ] (4)       [ ]% (13)        Senior, Notional IO        60           N/A          AAA
 Class 6-A-1         $          [ ]        [ ]% (14)       Senior, Pass- Through       82          1.500         AAA
 Class 6-A-IO        $          [ ]        [ ]% (15)        Senior, Notional IO        82           N/A          AAA
 Class A-R           $          100        [ ]% (16)         Senior, Residual          N/A          N/A          AAA
 Class B-1           $          [ ]        [ ]% (17)            Subordinate            53          1.93           AA
 Class B-2           $          [ ]        [ ]% (17)            Subordinate            53          1.93           A
 Class B-3           $          [ ]        [ ]% (17)            Subordinate            53          1.93          BBB

NON-OFFERED CERTIFICATES
 Class B-4           $          [ ]        [ ]% (17)            Subordinate            53          1.93           BB
 Class B-5           $          [ ]        [ ]% (17)            Subordinate            53          1.93           B
 Class B-6           $          [ ]        [ ]% (17)            Subordinate            53          1.93           NR
-------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
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
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(1)   +/- 5% variance.

(2)   Senior classes will be rated by two of the following rating agencies:
      Moody's Investors Service, Inc., Standard & Poor's Ratings Service, or Fitch Ratings. Subordinate classes will be rated by at least one of the rating agencies.

(3) The initial coupon on the Class 1-A-1 certificates will equal [____]%. For each subsequent distribution date through the distribution date in May 2006, the pass-through rate will equal the lesser of the weighted average of the net mortgage rates on the loans in the first loan group less [___]%. After the distribution date in May 2006, the pass-through rate will equal the lesser of the weighted average of the net mortgage rates less [0.26]%.

(4) The Class 1-A-IO, 2-A-IO, 3-A-IO, 4-A-IO and 5-A-IO certificates are interest-only certificates, will not be entitled to distributions in respect of principal and will bear interest on notional amounts."

(5) For each distribution date through May 2006, interest will accrue on the Class 1-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the first loan group, and (ii) [____]%. For each distribution date after May 2006, interest will accrue on the Class 1-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the first loan group, and (ii) [0.26]%.

(6) The initial coupon on the Class 2-A-1 certificates will equal [____]%. For each subsequent distribution date through March 2006, the pass-through rate will equal the weighted average of the net mortgage rates on the loans in the second loan group less[____]%. For each distribution date after March 2006, the pass-through rate will equal the weighted average of the net mortgage rates on the loans in the second loan group less [0.44]%.

(7) For each distribution date through March 2006, interest will accrue on the Class 2-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the second loan group, and (ii) [___]%. For each Distribution date after March 2006, interest will accrue on the Class 2-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the second loan group, and (ii) [0.44]%.

(8) The initial coupon on the Class 3-A-1 certificates will equal [____]%. For each subsequent distribution date through May 2008, the pass-through rate will equal the weighted average of the net mortgage rates on the loans in the third loan group less [____]%. For each distribution date after May 2008, the pass-through rate will equal the weighted average of the net mortgage rates on the loans in the third loan group less [0.125]%.

(9) For each distribution date through May 2008, interest will accrue on the Class 3-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the third loan group, and (ii) ____%. For each Distribution date after May 2008, interest will accrue on the Class 3-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the third loan group, and (ii) [0.125]%.

(10) The initial coupon on the Class 4-A-1 certificates will equal [____]%. For each subsequent distribution date through June 2008, the pass-through rate will equal the weighted average of the net mortgage rates on the loans in the fourth loan group less [____]%. For each distribution date after June 2008, the pass-through rate will equal the weighted average of the net mortgage rates on the loans in the fourth loan group less [0.31]%.

(11) For each distribution date through June 2008, interest will accrue on the Class 4-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the fourth loan group, and (ii) [____]%. For each Distribution date after June 2008, interest will accrue on the Class 4-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the fourth loan group, and (ii) [0.31]%.

(12) The initial coupon on the Class 5-A-1 certificates will equal [___]%. For each subsequent distribution date through June 2008, the pass-through rate will equal the weighted average of the net mortgage rates on the loans in the fifth loan group less [____]%. For each distribution date after June 2008, the pass-through rate will equal the weighted average of the net mortgage rates on the loans in the fifth loan group less [0.35]%.

(13) For each distribution date through June 2008, interest will accrue on the Class 5-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the fifth loan group, and (ii) [___]%. For each Distribution date after June 2008, interest will accrue on the Class 5-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the fifth loan group, and (ii) [0.35]%.

(14) The initial coupon on the Class 6-A-1 certificates will equal [____]%. For each subsequent distribution date through April 2010, the pass-through rate will equal the weighted average of the net mortgage rates on the loans in the sixth loan group less [____]%. For each distribution date after April 2010, the pass-through rate will equal the weighted average of the net mortgage rates on the loans in the sixth loan group less [0.27]%.

(15) For each distribution date through April 2010, interest will accrue on the Class 6-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the sixth loan group, and (ii) [__]%. For each Distribution date after April 2010, interest will accrue on the Class 6-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the sixth loan group, and (ii) [0.27]%.

(16) The pass-through rate for the Class R certificates will equal the weighted average of the net mortgage rates on the loans in the first group.

(17) The pass-through rates for the Class B certificates for each distribution date will equal the weighted average of the net mortgage rates on the loans in each loan group.

                                     SUMMARY


Relevant Parties

   Issuer.................... MASTR Adjustable Rate Mortgages Trust 2003-2. The
                              trust will be established under a pooling and servicing agreement among Mortgage Asset Securitization Transactions, Inc., as depositor, UBS Warburg Real Estate Securities Inc., as transferor, Wells Fargo Bank Minnesota, N.A., as master servicer, and JPMorgan Chase Bank, as trustee.

   Depositor................. Mortgage Asset Securitization Transactions, Inc.,
                              a Delaware corporation. The depositor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000. See "The Depositor" in the accompanying prospectus.

   Master Servicer........... Wells Fargo Bank Minnesota, N.A., a national banking association. The master servicer's principal office is located at 9062 Old Annapolis Road, Columbia, Maryland 21045. See "The Master Servicer and the Servicers--The Master Servicer" in this prospectus supplement.

                              Pursuant to the pooling and servicing agreement, the master servicer will be required to monitor the performance of the servicers. See "The Pooling and Servicing Agreement" in this prospectus supplement.

   Transferor................ UBS Warburg Real Estate Securities Inc. The
                              transferor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000.

   Trustee................... JPMorgan Chase Bank, a New York banking corporation. The trustee's principal office is 4 New York Plaza, 6th Floor, New York, New York 10004. See "The Pooling and Servicing Agreement--The Trustee" in this prospectus supplement.

Optional Termination......... The master servicer may, at its option, repurchase all but not less than all of the loans in the trust on any distribution date on or after the first date on which the current aggregate scheduled principal balance, as of that date of determination, is less than 5% of the aggregate scheduled principal balance of the loans as of the cut-off date.

Relevant Dates

   Cut-Off Date.............. July 1, 2003.

   Closing Date.............. On or about July 29, 2003.

   Investor Settle Date...... On or about July 30, 2003.

   Distribution Date......... The 25th day of each month or, if that day is not a business day, the next business day, beginning in August 2003.

   Interest Accrual Period... The period from and including the 25th day of the month preceding the month in which the relevant distribution date occurs to an including the 24th day of the month in which that distribution date occurs.

   Last Scheduled
   Distribution Date......... August 25, 2033.

Tax Status................... REMIC.

Collateral................... The trust's main source of funds for making distributions on the certificates will be collections on six pools of closed-end, adjustable-rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties.

ERISA Considerations......... If you are a fiduciary of any retirement plan or other employee benefit arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, you should consult with counsel as to whether you can buy or hold an offered certificate. See "ERISA Considerations" in this prospectus supplement.

Credit Enhancement........... The Class B-1, Class B-2, Class B-3, Class B-4,
                              Class B-5 and Class B-6 Certificates Provide
                              Subordination for All Certificate Groups. Because the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates provide credit support for the senior certificates of each certificate group the protection provided to the senior certificates related to one loan group by the subordinate certificates could be reduced to zero as a result of a disproportionate amount of realized losses on the loans in other loan groups.